Subsequent Event	3 Months Ended	12 Months Ended
	Mar. 22, 2014	Dec. 28, 2013
Subsequent Events [Abstract]
Subsequent Event
SUBSEQUENT EVENT
Distribution of Blackhawk Shares On March 24, 2014, Safeway's Board of Directors declared a special stock dividend to its stockholders of all of the 37.8 million shares of Class B common stock of Blackhawk owned by Safeway, representing approximately 94.2% of the total outstanding shares of Blackhawk's Class B common stock and approximately 72% of the total number of shares of Blackhawk common stock of all classes outstanding.  On April 14, 2014, Safeway distributed the special stock dividend to all Safeway stockholders of record on April 3, 2014 (the "Record Date").  The distribution took place in the form of a pro rata dividend of Blackhawk Class B common stock to each Safeway stockholder of record on the Record Date.  Safeway stockholders received 0.164291 of a share of Blackhawk Class B common stock for every share of Safeway common stock held as of the Record Date, less any shares withheld in respect of applicable withholding taxes.  No fractional shares of Blackhawk stock were distributed.  Instead, Safeway stockholders received cash in lieu of any fraction of a share of Blackhawk stock.

Assuming the acquisition by AB Acquisition is completed as contemplated by the Merger Agreement (see Note A), it is expected that Safeway’s distribution of Blackhawk shares will be taxable to Safeway and Safeway’s stockholders. Based on Safeway’s preliminary estimates and after the application of tax payments previously made in connection with Safeway's sale of shares in the initial public offering of Blackhawk's Class A common stock in April 2013, Safeway expects that the distribution of Blackhawk shares will result in an incremental tax to Safeway of approximately $360 million.

Subsequent Event
On March 6, 2014, Safeway entered into an Agreement and Plan of Merger (as amended on April 7, 2014 and on June 13, 2014 the “Merger Agreement”), with AB Acquisition LLC (“AB Acquisition”), Albertson’s Holdings LLC (“Albertsons Holdings”), a subsidiary of AB Acquisition, Albertson’s LLC (“Albertson’s LLC”), a subsidiary of Albertsons Holdings, and Saturn Acquisition Merger Sub, Inc. (“Merger Sub” and together with AB Acquisition, Albertsons Holdings and Albertson’s LLC, “Albertsons”), a subsidiary of Albertsons Holdings, pursuant to which the parties agreed that, on the terms and subject to the conditions set forth in the Merger Agreement, Albertsons Holdings will acquire Safeway.
The Merger Agreement provides that, at the closing of the transactions contemplated thereby, Merger Sub will be merged with and into Safeway (the “Merger”), with Safeway continuing as the surviving corporation. Pursuant to the Merger, each outstanding share of common stock of Safeway will cease to be outstanding and will (other than excluded dissenting shares and shares held in treasury) be converted into the right to receive:
(i) $32.50 in cash,
(ii) pro-rata distributions of net proceeds with respect to certain sales of

(x)
Safeway’s real-estate development subsidiaries, Property Development Centers, LLC and PDC I, Inc., and assets comprised of Safeway’s shopping center portfolio including certain related Safeway stores (“PDC”), and

(y)	Safeway’s 49% interest (the “Casa Ley Interest”) in Casa Ley, S.A. de C.V., a Mexico-based food and general merchandise retailer (“Casa Ley”),
(iii) a pro-rata portion of certain after-tax amounts received by Safeway as dividends or distributions in respect of the Casa Ley Interest or that are paid from the operating earnings of PDC,
(iv) if the closing of the Merger occurs after March 5, 2015, $0.005342 per day for each day from (and including) March 5, 2015 through (and including) the closing
(v) if the sale of the Casa Ley Interest and/or the PDC assets are not fully completed on or prior to the closing of the Merger or there is any deferred consideration that has not been paid to Safeway with respect to pre-closing sales of the Casa Ley Interest and/or the PDC assets, (x) one contingent value right relating to the sale of any remaining Casa Ley Interest and deferred consideration (a “Casa Ley CVR”) and/or (y) one contingent value right relating to the sale of any remaining PDC assets and deferred consideration (which, together with a Casa Ley CVR, is referred to as a “CVR”)
((i), (ii), (iii), (iv) and (v) together, the “ Per Share Merger Consideration”).
Each outstanding Safeway restricted stock award, restricted stock unit and performance share award covering shares of Safeway common stock shall vest and be cancelled in exchange for a right to receive the Per Share Merger Consideration with respect to the shares subject to the applicable award and, if necessary, a CVR.  Each outstanding option to purchase Safeway common stock will vest and be cancelled in exchange for the right to receive a payment equal to the excess, if any, of the cash portion of the Per Share Merger Consideration over the exercise price of the applicable option, and additionally, each Safeway option with an exercise price less than the cash portion of the Per Share Merger Consideration will receive the applicable non-transferable CVR.
Consummation of the Merger is subject to various customary conditions, including, among others, there not having been a “material adverse effect” on Safeway, compliance with covenants and accuracy of representations and warranties (in each case subject to materiality qualifiers), the adoption of the Merger Agreement by the requisite vote of Safeway’s stockholders and expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The parties have agreed to use their respective reasonable best efforts to obtain all necessary regulatory approvals for the Merger provided that Albertsons will not be obligated to agree to divestitures or other restrictions that would reasonably be expected to have a material adverse effect on the parties to the Merger Agreement and their respective subsidiaries, taken as a whole, after giving effect to the reasonably anticipated economic benefits of the Merger.
Safeway’s board of directors (the "Board") has recommend to its stockholders that they vote to adopt the Merger Agreement. The Board may change its recommendation to its stockholders to adopt the Merger Agreement in the event that the Company receives an acquisition proposal submitted in accordance with the Merger Agreement that the Board determines constitutes a superior proposal or following the occurrence of one or more other intervening events that were not known or reasonably foreseeable on the date of the Merger Agreement, and in each case, the Board determines in good faith after consultation with its financial advisors and outside legal counsel that failure to make a change in its recommendation would be inconsistent with the directors' fiduciary duties under applicable law. Safeway may also terminate the Merger Agreement to accept a superior proposal in certain circumstances, including payment by Safeway to AB Acquisition of a break-up fee and subject to compliance with the terms of the Merger Agreement. AB Acquisition has the right to terminate the Merger Agreement if the Board changes its recommendation to Safeway’s stockholders to adopt the Merger Agreement in a manner adverse in any material respect to AB Acquisition.
As disclosed in Note A, Safeway distributed the remaining 37.8 million shares it owned of Blackhawk (approximately 72.2% of the outstanding Blackhawk shares) to Safeway stockholders on April 14, 2014.